UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 19, 2004

AMKOR TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 ENTERPRISE DRIVE
WEST CHESTER, PA 19380
(Address of Principal Executive Offices, including Zip Code)

(610) 431-9600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6
EXHIBIT 23.1
EXHIBIT 23.2
AUDITED CONSOLIDATED BALANCE SHEET OF UNITIVE, INC. AS OF DECEMBER 31, 2003
AUDITED BALANCE SHEET OF UNITIVE SEMICONDUCTOR TAIWAN CORPORATION AS OF DECEMBER 31, 2003
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET OF UNITIVE, INC. AS OF JUNE 30, 2004
UNAUDITED BALANCE SHEET OF UNITIVE SEMICONDUCTOR TAIWAN CORPORATION AS OF JUNE 30, 2004
AMKOR TECHNOLOGY, INC. UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF JUNE 30, 2004
CONSENT OF ERNST & YOUNG LLP WITH RESPECT TO UNITIVE, INC.
CONSENT OF KPMG CERTIFIED PUBLIC ACCOUNTANTS WITH RESPECT TO UNITIVE SEMICONDUCTOR TAIWAN CORPORATION.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

     On August 19, 2004, Amkor Technology, Inc., a Delaware corporation (“Amkor”), acquired approximately 93.0% of the capital stock of Unitive, Inc., a Delaware corporation (“Unitive”), and on August 20, 2004, Amkor acquired approximately 60.0% of the capital stock of Unitive Semiconductor Taiwan Corporation (“UST”).

     Amkor acquired the capital stock of Unitive pursuant to a Stock Purchase Agreement dated as of July 19, 2004 (the “Unitive Agreement”), by and among Amkor, Unitive, certain former stockholders of Unitive, certain former holders of options to purchase capital stock of Unitive, Onex American Holdings II LLC, David Rizzo, Thomas Egolf, Kenneth Donahue and U.S. Bank National Association. The consideration payable under the Unitive Agreement consists of a cash payment of approximately $12.3 million at closing, the assumption of approximately $5.7 million of debt at closing, an additional $15.5 million on the one-year anniversary of closing (payable in cash or in Amkor common stock at Amkor’s option) and a contingent payment of up to $55 million (payable in cash or in Amkor common stock at Amkor’s option) to be paid, if at all, upon the achievement of certain performance goals described in the Unitive Agreement. Unitive is a leading independent developer of electroplated wafer bumping technology and earlier this year announced the industry’s first electroplated lead-free wafer bumping process.

     Amkor acquired the capital stock of UST pursuant to a Stock Purchase Agreement dated as of June 3, 2004 (the “UST Agreement”), by and among Amkor, UST, and certain stockholders of UST, as amended by a letter agreement dated July 9, 2004. The consideration payable under the UST transaction consists of a cash payment of approximately $19.4 million at closing (excluding an additional $0.7 million due in 2006), the assumption of approximately $19.2 million of debt at closing, the payment of approximately $450,000 in other costs and a variable contingent cash payment to be paid, if at all, based on the achievement of certain performance goals described in the UST Agreement, which payment is currently estimated to be approximately $2 million. In addition, Amkor has a call option to acquire the remaining approximate 40.0% of UST at any time over the next 18 months. Amkor is required to exercise the call option if UST achieves certain goals within such 18-month period. The exercise price of this option, which is currently estimated to be approximately $18.0 million, is based on a formula taking into account, among other things, the performance of UST. UST is a provider of electroplated wafer bumping services.

     The terms of the acquisitions are more fully described in the Unitive Agreement and UST Agreement, as amended.

ITEM 9.01. Financial Statements and Exhibits.

     On September 3, 2004, Amkor filed a Current Report on Form 8-K dated August 19, 2004 with respect to the acquisition of capital stock of Unitive and UST without the financial statements and pro forma financial information required by Rules 3-05, 11-01 and 11-02 of Regulation S-X. This amendment provides this information.

(a) Financial Statements of Businesses Acquired

     Attached as Exhibit 99.2 are the audited consolidated balance sheet of Unitive as of December 31, 2003 and the related consolidated statements of operations, convertible preferred stock and stockholders’ equity and cash flows for the year then ended. Attached as Exhibit 99.3 are the audited balance sheet of UST as of December 31, 2003 and the related statements of operations, changes in stockholders’ equity and cash flows for the year then ended. Attached as Exhibit 99.4 are the unaudited condensed consolidated balance sheet of Unitive as of June 30, 2004 and the unaudited condensed consolidated statements of operations and cash flows for the six months ended June 30, 2004 and 2003. Attached as Exhibit 99.5 are the unaudited balance sheet of UST as of June 30, 2004 and 2003 and the unaudited statements of operations, changes in stockholders’ equity and cash flows for the six months ended June 30, 2004 and 2003.

(b) Pro Forma Financial Information

     Attached as Exhibit 99.6 are the Amkor Technology, Inc. unaudited pro forma combined condensed balance sheet as of June 30, 2004 and the related pro forma combined condensed statements of income for the year ended December 31, 2003 and the six months ended June 30, 2004. These pro forma statements give effect to Amkor’s acquisitions of Unitive and UST as if they had occurred at the beginning of each period presented.

(c) Exhibits

2.1	Stock Purchase Agreement, dated as of July 19, 2004, by and among Amkor Technology, Inc., Unitive, Inc., Certain of the Stockholders of Unitive, Inc., Certain Option Holders of Unitive, Inc., Onex American Holdings II LLC as the Onex Stockholder Representative, David Rizzo as the MCNC Stockholder Representative, Thomas Egolf as the TAT Stockholder Representative, Kenneth Donahue as the Additional Indemnifying Stockholder Representative, and, with respect to Article VIII and Article X thereof only, U.S. Bank National Association. (1)

2.2	Stock Purchase Agreement, dated as of June 3, 2004, by and among Amkor Technology, Inc., Unitive Semiconductor Taiwan Corporation and Certain Shareholders of Unitive Semiconductor Taiwan Corporation, along with Letter Agreement dated July 9, 2004 regarding Amendment to Stock Purchase Agreement and Loan Agreement by and among Amkor Technology, Inc., Unitive Semiconductor Taiwan Corporation and Sellers’ Representative on Behalf of each Seller. (1)

99.1	Press Release issued by Amkor Technology, Inc. on August 24, 2004. (1)

99.2	Audited consolidated balance sheet of Unitive, Inc. as of December 31, 2003 and the related consolidated statements of operations, convertible preferred stock and stockholders’ equity and cash flows for the year then ended. (2)

99.3	Audited balance sheet of Unitive Semiconductor Taiwan Corporation as of December 31, 2003 and the related statements of operations, changes in stockholders’ equity, and cash flows for the year then ended. (2)

99.4	Unaudited condensed consolidated balance sheet of Unitive, Inc. as of June 30, 2004 and the unaudited condensed consolidated statements of operations and cash flows for the six months ended June 30, 2004 and 2003. (2)

99.5	Unaudited balance sheet of Unitive Semiconductor Taiwan Corporation as of June 30, 2004 and 2003 and the unaudited statements of operations, changes in stockholders’ equity and cash flows for the six months ended June 30, 2004 and 2003. (2)

99.6	Amkor Technology, Inc. unaudited pro forma combined condensed balance sheet as of June 30, 2004 and the related pro forma combined condensed statements of income for the year ended December 31, 2003 and the six months ended June 30, 2004, which include the acquisitions of Unitive, Inc. and Unitive Semiconductor Taiwan Corporation. (2)

23.1	Consent of Ernst and Young LLP with respect to Unitive, Inc. (2)

23.2	Consent of KPMG Certified Public Accountants with respect to Unitive Semiconductor Taiwan Corporation. (2)

(1)	Previously filed as an Exhibit to the original report on Form 8-K filed with the Commission on September 3, 2004 and incorporated herein by reference.

(2)	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.

By:	/s/ Kenneth T. Joyce

Kenneth T. Joyce
Chief Financial Officer

Date: October 29, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.2	Audited consolidated balance sheet of Unitive, Inc. as of December 31, 2003 and the related statements of operations, convertible preferred stock and stockholders’ equity and cash flows for the year then ended.

99.3	Audited balance sheet of Unitive Semiconductor Taiwan Corporation as of December 31, 2003 and the related statements of operations, stockholders’ equity and cash flows for the year then ended.

99.4	Unaudited condensed consolidated balance sheet of Unitive, Inc. as of June 30, 2004 and the unaudited condensed consolidated statements of operations and cash flows for the six months ended June 30, 2004 and 2003.

99.5	Unaudited balance sheet of Unitive Semiconductor Taiwan Corporation as of June 30, 2004 and 2003, and the unaudited statements of operations, changes in stockholders’ equity, and cash flows for the six months ended June 30, 2004 and 2003.

99.6	Amkor Technology, Inc. unaudited pro forma combined condensed balance sheet as of June 30, 2004, and the related pro forma combined condensed statements of income for the year ended December 31, 2003 and the six months ended June 30, 2004, which include the acquisitions of Unitive, Inc. and Unitive Semiconductor Taiwan Corporation.

23.1	Consent of Ernst and Young LLP with respect to Unitive, Inc.

23.2	Consent of KPMG Certified Public Accountants with respect to Unitive Semiconductor Taiwan Corporation.